                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                       [X]

Filed by a Party other than the Registrant                    [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only (as permitted by
         Rule14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Under Rule 14a-12

                         Kontron Mobile Computing, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         5)   Total fee paid:

              ------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount Previously Paid:

              ------------------------------------------------------------------
         2)   Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
         3)   Filing Party:

              ------------------------------------------------------------------
         4)   Date Filed:

              ------------------------------------------------------------------

                         KONTRON MOBILE COMPUTING, INC.
                               7631 Anagram Drive
                             Eden Prairie, MN 55344

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              Tuesday May 21, 2002
                                    3:00 p.m.

                                   ----------

TO THE SHAREHOLDERS OF KONTRON MOBILE COMPUTING, INC:

     Notice is hereby given that the Annual Meeting of Shareholders of Kontron Mobile Computing, Inc. (the "Company") will be held on Tuesday, May 21, 2002, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota at 3:00 p.m., Minneapolis, Minnesota time, for the following purpose:

     1.   To elect six members of the Board of Directors.

     2. To transact such other business as may properly come before the meeting.


     Only holders of record of the Company's Common Stock and Preferred Stock at the close of business on March 25, 2002 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope, vote via the telephone or vote your proxy via internet voting instructions included on your proxy card. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Thomas Sparrvik

                                Thomas Sparrvik
                                Chief Executive Officer

Eden Prairie, MN
April 9, 2002

                   IMPORTANT - PLEASE VOTE YOUR PROXY PROMPTLY

       In order that there may be a proper representation at the meeting, you are urged, whether you own one share or many, to vote your proxy.

                         KONTRON MOBILE COMPUTING, INC.
                               7631 Anagram Drive
                             Eden Prairie, MN 55344

                                   ----------

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                              Tuesday, May 21, 2002

                                   ----------

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Kontron Mobile Computing, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Tuesday, May 21, 2002, at 3:00 p.m. Minneapolis time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and any adjournments thereof (the "Annual Meeting"). Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail and may also be solicited by directors, officers and employees of the Company without additional compensation for such services. This Proxy Statement and form of proxy enclosed are being mailed to shareholders on or about April 9, 2002.

     Those shares of the Company's Common Stock, $.001 par value (the "Common Stock") and those shares of the Company's Series B Convertible Participating Preferred Stock, and Series C Convertible Participating Preferred Stock, $.001 par value, entitled to vote, on an as-if converted basis (the "Preferred Stock"), represented by proxies in the form solicited will be voted in the manner directed by the holder of such shares, and, if no direction is made, such shares will be voted for the election of the nominees for director named in this Proxy Statement and for the approval of the other proposals discussed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "nonvote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such nonvote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

     A copy of the Company's Annual Report for the fiscal year ended December 30, 2001 is being furnished to each shareholder with this proxy statement.

     Only the holders of the Common Stock and Preferred Stock whose names appeared of record on the Company's books at the close of business on March 25, 2002 will be entitled to vote at the Annual Meeting. At the close of business on such date, a total of 14,952,926 shares of such Common Stock and 4,750,000 shares of such Preferred Stock (4,250,000 shares of Series B Preferred Stock and 500,000 shares of Series C Preferred Stock) convertible into 5,468,750 shares of Common Stock were outstanding, each share being entitled to one vote, with the Preferred Stock voting on an as-if converted basis.

ITEM 1--ELECTION OF DIRECTORS

Nominees

     The Company's Board of Directors currently has six members: David C. Malmberg, Pierre McMaster, William P. Perron, Richard L. Poss, Thomas Sparrvik and Rudolf Wieczorek. Each director serves until such director's successor shall have been elected and shall qualify or until such director's earlier death, resignation, removal or disqualification. The Board of Directors has nominated the six current directors for reelection to the Board of Directors at the Annual Meeting.

     Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Malmberg, McMaster, Perron, Poss, Sparrvik and Wieczorek. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock or Preferred Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock on an as-if converted basis present at the Annual Meeting and entitled to vote for the election of directors or (2) 10,210,839 shares of Common Stock and Preferred Stock on an as-if converted basis which represents a majority of the shares of Common Stock and Preferred Stock on an as-if converted basis outstanding on the Record Date of March 25, 2002. Cumulative voting is not permitted in the election of directors. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other person or persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

     The following information is furnished with respect to each nominee and director:

Name                  Age   Principal occupation and business experience for past five years
----                  ---   ----------------------------------------------------------------
David C. Malmberg ... 59    Mr. Malmberg has served as Chairman of the Board of Directors since January 1997 and as a director of the Company since October 1996.  From July 1998 until July 1999, he also served as Chief Executive Officer of the Company. Since 1994, Mr. Malmberg has been
                            President of David C. Malmberg, Inc., a management consulting and private investment management firm. From 1972 to 1994 he served in various positions, including Vice
                            Chairman, President and Chief Operating Officer, at National Computer Systems, Inc., a
                            provider of information systems and services to the educational, commercial and financial markets. Mr. Malmberg is Chairman of the Board of Three Five Systems, Inc.,
                            Chairman of the Board of Sagebrush Corporation and serves on the boards of directors of
                            Marshall and Isley Bank, Minnesota and PPT/Vision, Inc.

Pierre McMaster ..... 42    Mr. McMaster has been a director of the Company since December 2000.  Mr. McMaster has been Chairman/President of Teknor Applicom Inc. since 1999, has served as Chief
                            Executive Officer Amerika of Kontron Embedded Computers AG (Kontron) since 1999, and joined Kontron in 1998 as a Managing Board member.  Prior to that time, Mr. McMaster was the Vice President of Sales of Teknor Industrial Computers, Inc. from 1988 to 1997.
                            Mr. McMaster was on sabbatical from 1997 to 1998.

William P. Perron ... 60    Mr. Perron has been a director of the Company since May 2001. Mr. Perron has been
                            President of William P. Perron & Company Ltd., a firm specializing in taxation of highly compensated individuals, since 1985. He is also President of Venture Management Services
                            Ltd., a firm that specializes in trust and estate administration.  Mr. Perron has served on numerous boards over the past 30 years.  Mr. Perron is a Certified Public Accountant and an attorney.

Name                  Age   Principal occupation and business experience for past five years
----                  ---   ----------------------------------------------------------------
Richard L. Poss ..... 56    Mr. Poss has been a director of the Company since May 2001.  Mr. Poss has been the owner of St. Paul East KOA, a campground facility, in Woodbury, MN since 1991.  From 1983 to
                            1997, he served in various positions, including Senior Vice President and President of the Data Collection Systems Business Unit, Vice President of Administration and Vice
                            President of Human Resources, at National Computer Systems, Inc.  Mr. Poss also served as a Human Resources Consultant for FieldWorks, Inc. during 1998.

Thomas Sparrvik ..... 37    Mr. Sparrvik has been Chief Executive Officer and a director of the Company since
                            December 2000.  In December 2001, Mr. Sparrvik became President and Chief Executive
                            Officer of all Kontron companies in North America.  Prior to joining the Company, Mr.
                            Sparrvik was Managing Director of Laserstans AB, Sweden, a manufacturer of precision metal goods for industry since 1998.  From 1995 to 1998, he was Managing Director at
                            Betech Components AB.  Mr. Sparrvik is a Supervisory Board Member of Kontron Embedded
                            Computers AG.

Rudolf Wieczorek .... 55    Mr. Wieczorek has been a director of the Company since December 2000.  Mr. Wieczorek has served as Chief Technical Officer of Kontron and its affiliates (collectively, the
                            "Kontron Group") since November 1988, has been the Managing Director of Kontron
                            Elektronik GmbH since March 1999 and was appointed to the Managing Board of Kontron in
                            1998.  In addition, Mr. Wieczorek has been Prokurist (authorized signatory) of Mikron AG and development manager of its subsidiary Boards GmbH since 1992.  Prior to that time, he worked as a development manager with Kontron Elektronik GmbH since 1979.

The following information is furnished with respect to other non-director executive officers:

Dale R. Szymborski .. 32    Mr. Szymborski has served as President of the Company since February 2002. Mr.
                            Szymborski was a co-founder of the Company and since the Company's inception in October
                            1992 he has served in various positions, including Marketing Director and most recently as General Manager.

Richard R. Woodruff . 58    Mr. Woodruff has served as Vice President of Operations of the Company since August
                            2000. Mr. Woodruff joined the Company in November 1998 as Director of Professional
                            Services and Applications and Support.  Prior to joining the Company, Mr. Woodruff was the Director of Product Marketing and Director of Strategic Planning at Sylvan Learning
                            Systems, Prometric Division since 1996 and President of Vector Vision Corporation from
                            1995 to 1996.

Meetings

     During the fiscal year ended December 30, 2001 the Board of Directors of the Company conducted its business through five regular meetings and one written action. All incumbent directors attended at least 75% of the meetings of the Board during the period they were members, and all incumbent directors attended at least 75% of those meetings of the committees of which they were members.

Committees

     The Board of Directors of the Company has an Audit Committee which met three times during the fiscal year ended December 30, 2001. The Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The current members of the audit committee include Mr. Perron, Chairperson, Mr. Malmberg, Mr. McMaster, Mr. Poss and Mr. Wieczorek.

     The Company's Compensation Committee conducted its business through six written actions during the fiscal year ended December 30, 2001. The Compensation Committee determines policy with respect to compensation to executive management, specifically reviews the performance of and establishes the compensation to the Company's Chief Executive Officer, reviews compensation to officers, and administers the Company's stock-based employee benefit plans. The current members of the Compensation Committee include Mr. Poss, Chairperson, Mr. Malmberg, Mr. McMaster, Mr. Perron and Mr. Wieczorek.

     The Company does not have a nominating or similar committee.

Director Compensation

     The Company does not currently pay any cash directors' fees. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

     Pursuant to the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each director who is not also an officer or employee of the Company receives non-qualified options to purchase shares of Common Stock as follows: 25,000 shares (each an "Initial Grant") at the time of election to the Board of Directors, and 10,000 shares (each an "Annual Grant") at each re-election. All such options have an exercise price equal to the fair market value of a share of Common Stock on the day of grant and expire ten years after the date of grant. Initial Grants vest one third on the date of grant and one third on each of the first and second anniversaries of such date. Annual Grants vest in full six months from the date of grant.

     The Board of Directors recommends that the shareholders elect the nominees named herein as directors of the Company as described above. The persons named in the accompanying proxy intend to vote the proxies held by them in favor of such nominees, unless otherwise directed. If no instruction is given, the accompanying proxy will be voted for such election. The affirmative vote of the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock on an as-if converted basis present at the Annual Meeting and entitled to vote for the election of directors or (2) 10,210,839 shares of Common Stock and Preferred Stock voted on an as-if converted basis is required for the election of each director.

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. In this regard, the role of the Compensation Committee, which is comprised entirely of outside, non-employee directors, is to review and approve salaries and other compensation of the executive officers of the Company on behalf of the Board of Directors and the shareholders. The Committee also oversees the 1994 Long Term Incentive and Stock Option Plan and the Company's other incentive compensation programs.

Compensation Philosophy and Objectives

     The Company is committed to attracting, hiring, motivating and retaining an experienced management team that can successfully develop, market the Company's products, solutions and services. The Compensation Committee aligns its compensation plan for executive management to the attainment of Company-wide and individual performance objectives. The Committee annually reviews and evaluates the Company's corporate performance, compensation levels and equity ownership of its executive officers. The Committee strives to establish competitive levels of compensation that are consistent with the Company's annual and long-term performance goals, that are appropriate for each officer's scope of responsibility, that recognize individual achievements and that will attract and retain the highest-quality personnel possible. The Committee also strives to provide an incentive to such executives to focus on the Company's strategic goals by aligning their financial interests closely with shareholder interests.

     The Company's compensation program has three primary components: base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. The ultimate composition of executive compensation reflects the Company's goals of attracting and retaining highly qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal long-term performance. In general, stock option grants are used to enhance the competitiveness of compensation packages, to reward exceptional performance and provide incentive for reaching performance goals. The Compensation Committee believes that the use of stock options is important to align the interests of the officers with the interests of the shareholders and as such, the substantial majority of stock options vest in accordance with stock performance.

Base Salary

     Annual base salaries are established as a result of the Committee's analysis of each executive officer's individual performance, the overall performance of the Company, the experience of the executive officer and market comparisons. The Committee also believes that executive salaries must be competitive to attract and retain key individuals. In this regard, salaries for officers are based on experience level and are intended to be competitive with salaries paid to executives in similar positions at other early stage, computer industry companies. By augmenting base salary with equity-based compensation, the Company seeks to attract and retain quality management personnel.

Cash Incentive Compensation

     The Compensation Committee establishes an executive cash bonus plan annually. The bonus plan assigns to each executive, based upon the Committees' determination of the size of bonus appropriate for the position held by the executive, a bonus target based upon Company profitability and the attainment of specific objectives.

Stock Incentive Compensation

     The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests. Stock options are granted to executives at the time of hire. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual, as well as recommendations of the Chief Executive Officer, and determines an appropriate amount. The stock options give the holder the right to purchase shares of the Common Stock over a five to seven year period. All of the grants are made at option prices equal to the fair market value of the Common Stock on the dates of grant. Therefore, the stock options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of long-term shareholder value and to encourage equity ownership in the Company. Options are also subject to vesting provisions directly related to stock price performance or vest according to a designated period of time. Additional options may be granted from time to time based on individual performance, increased job responsibilities and the prior level of grants.

CEO Compensation

     The determination of the Chief Executive Officer's salary, bonus and grants of stock options followed the policies set forth above for all executives' compensation.

     During 2001, Mr. Thomas Sparrvik was Chief Executive Officer. The annual base salary, annual cash bonus and stock option grant for Mr. Sparrvik was determined by the Compensation Committee.

     Annual compensation is summarized in the following table. Compensation for subsequent years will be determined by the Compensation Committee.

                  Richard L. Poss, Compensation Committee Chairperson David C. Malmberg, Chairman
                  Pierre McMaster
                  William P. Perron
                  Rudolf Wieczorek

Summary Compensation Table

     The following table sets forth the cash and non-cash compensation for the last three fiscal years awarded to or earned by Thomas Sparrvik, Chief Executive Officer of the Company from December 2000 to present, and Richard Woodruff, Vice President of Operations from August 2000 through present, the only other executive officer at the end of the fiscal year ended December 30, 2001 whose salary and bonus earned in the fiscal year exceeded $100,000 for services rendered (the "Named Executive Officers").

                                                                                            Long-Term       All Other
                                                   Annual Compensation                   Compensation    Compensation
                                        -------------------------------------------      ------------    ------------
                               Fiscal                                  Other Annual
Name and Principle Position     Year      Salary          Bonus        Compensation         Options          Other
---------------------------    ------   -----------   -------------    ------------         -------        --------
Thomas Sparrvik (1)             2001      $ 140,000    $ 50,000          $  9,600 (2)           --         $ 23,279 (3)
Chief Executive Officer         2000         10,769      17,500 (4)         1,200 (2)       200,000          26,858 (5)
                                1999            --          --                --                --              --

Richard F. Woodruff (6)         2001        114,677      18,330               --                --            2,660 (7)
Vice President                  2000        110,365      24,028               --             80,000           2,688 (7)
                                1999         95,000      41,520               --                --            2,292 (7)

---------------

     (1)  Mr. Sparrvik was named Chief Executive Officer on December 4, 2000.

     (2)  Represents payment of automobile allowance.

     (3) Represents $19,879 paid to Mr. Sparrvik for relocation expenses and $3,400 for 401(k) Company match.

     (4)  Represents signing bonus paid to Mr. Sparrvik in December 2000.

     (5)  Represents relocation expenses paid to Mr. Sparrvik.

     (6) Mr. Woodruff joined the Company in November 1998 and was named Vice President of Operations in August 2000.

     (7)  Represents the Company's 401(k) match.

Stock Options

     The following table sets forth information with respect to options granted to the Named Executive Officers in the fiscal year ended December 30, 2001:

Option Grants in Fiscal Year 2001

                                                                                                Potential Realizable
                                                                                                 Value at Assumed
                                                                                              Annual Rates of Stock
                                              % of Total                                      Price Appreciation for
                                Options    Options Granted       Exercise                          Option Terms
                                Granted      To Employees        Price Per    Expiration      -----------------------
Name                              (#)          In 2001             ($/Sh)         Date           5% ($)      10% ($)
----                            -------    ---------------       ---------    ----------         ------      -------
Thomas Sparrvik                    --            --                 --            --               --          --
Richard F. Woodruff                --            --                 --            --               --          --

     The following table sets forth information with respect to the exercise of options during fiscal year 2001 and the value of options held by the Named Executive Officers as of December 30, 2001:

Aggregated Option Exercises in Fiscal Year 2001 and Fiscal Year End Option
Values

                                                              Number of Shares             Value of Unexercised
                                                           Underlying Unexercised          In-the-Money Options
                                Shares                     Options at End of 2001           At End of 2001 (1)
                              Acquired on     Value     ----------------------------   ----------------------------
Name                           Exercise     Realized    Exercisable    Unexercisable   Exercisable    Unexercisable
----                          -----------   --------    -----------    -------------   -----------    -------------
Thomas Sparrvik                  50,000     $ 21,000           --         150,000          -- (2)       $ 18,000
Richard F. Woodruff                 --           --         23,800         76,200          -- (2)            --

(1) Represents the difference between the closing price of the Company's Common Stock as reported on the Over the Counter Bulletin Board Market on December 30, 2001 and the exercise price of the options.

(2) On December 30, 2001 the closing price of the Company's common stock was less than or equal to the exercise price of the options.


Long-Term Incentive Plan Awards

     Other than its 1994 Stock Option Plan, the Company does not maintain any long-term incentive plans.

Employment Agreements

     Thomas Sparrvik, Chief Executive Officer of the Company, entered into a Non-Competition and Non-Solicitation Agreement on December 7, 2000. The Agreement, along with his employment offer, provides that upon his termination of employment by the Company without cause, Mr. Sparrvik will receive six months of salary continuation. Beginning January 1, 2002, Mr. Sparrvik's annual salary was reduced from $140,000 to $24,000 to reflect his reduced day-to-day responsibilities with the Company.

                                 AUDIT COMMITTEE

Audit Committee Report

     In accordance with its written charter adopted on June 13, 2000, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. In addition to Audit Committee Meetings, members review and discuss the interim financial information contained in each quarterly earnings announcement prior to public release.

     The Audit Committee obtained from the independent auditors a statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed their audit plans, audit scope, and identification of audit risks. The Audit Committee discussed and reviewed all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee reviewed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended December 30, 2001. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 30, 2001, for filing with the Securities and Exchange Commission.

                  William P. Perron, Audit Committee Chairperson
                  David C. Malmberg, Chairman
                  Pierre McMaster
                  Richard L. Poss
                  Rudolf Wieczorek

Audit Committee Independence and Composition

     In December 1999, new requirements for audit committees were adopted by the National Association of Securities Dealers (NASD), the Securities and Exchange Commission and the Auditing Standards Board of the American Institute of Certified Public Accountants. Although our common stock does not currently trade on the Nasdaq Stock Market, we have evaluated the independence of our Audit Committee members using the NASD standards. In addition to requiring an annual Audit Committee Report and Audit Charter, audit committees are required to have
(i) members who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, (ii) at least one member possessing accounting or related financial management expertise, and (iii) at least three directors who are independent of the Company and its management. The Company's Audit Committee, as presently constituted, meets the requirements set forth in all three points above.

Shareholder Return

     The graph set forth below compares the cumulative total shareholder return on the Common Stock of the Company since March 20, 1997 (the first date of trading following the Company's initial public offering) with the cumulative total return on the NASDAQ National Market Index and the NASDAQ Computer Index. In each case, the cumulative return is calculated assuming an investment of $100 on March 20, 1997, and reinvestment of all dividends.

                              [GRAPH APPEARS HERE]


                          Mar 20, 1997    Jan 4, 1998     Jan 3, 1999     Jan 2, 2000    Dec 31, 2000      Dec 30, 2001
                          ------------    -----------     -----------     -----------    ------------      ------------
Kontron Mobile
Computing, Inc.              $100.00          $85.42          $46.88         $20.32           $7.00            $9.00

NASDAQ Composite Index        100.00          122.39          171.64         319.03           196.19           157.81

NASDAQ Computer Index         100.00          140.00          218.83         448.84           261.01           201.96

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 5, 2002 information regarding the ownership of Common Stock and Preferred Stock by (i) each director/nominee,
(ii) each Named Executive Officer, (iii) all directors and executive officers (including the Named Executive Officers) as a group, and (iv) any other shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Preferred Stock. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                  Shares Beneficially Owned
                                                                             -----------------------------------
Name of Beneficial Owner                                                        Number(1)                Percent
----------------------------------------------------------------------------------------------------------------
Kontron Embedded Computers AG (2)                                             13,163,242                  64.5%
David C. Malmberg (3)                                                            339,317                   1.6
Pierre McMaster (4)                                                                8,500                   *
William P. Perron (5)                                                             33,500                   *
Richard L. Poss (6)                                                               13,500                   *
Thomas Sparrvik                                                                        0                   0
Rudolf Wieczorek (7)                                                             108,500                   *
Richard F. Woodruff (8)                                                           33,800                   *

All executive officers and directors as a                                        537,117                   2.6
   group (7 persons)

---------------
* Less than 1%.

(1) Beneficial ownership is determined in accordance with rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 5, 2002 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

(2) Kontron Embedded Computers AG and its affiliates reported on Amendment No. 4 to Schedule 13D filed with the Securities and Exchange Commission on January 5, 2001 beneficial ownership of 13,163,242 which includes 7,694,492 shares of common stock and 4,750,000 shares of Series B and C Preferred Convertible Stock convertible into 5,468,750 shares of common stock.

(3) Includes 23,900 shares of Common Stock, 305,000 shares of Common Stock issuable pursuant to currently exercisable options and 10,417 shares of Common Stock issuable upon exercise of warrants.

(4) Includes 8,500 shares of Common Stock issuable pursuant to currently exercisable options.

(5)  Includes 33,500 shares of Common Stock.

(6) Includes 8,500 shares of Common Stock issuable pursuant to currently exercisable options and 5,000 shares of Common Stock issuable upon exercise of warrants.

(7) Includes 100,000 shares of Common Stock and 8,500 shares of Common Stock issuable pursuant to currently exercisable options.

(8) Includes 10,000 shares of Common Stock and 23,800 shares of Common Stock issuable pursuant to currently exercisable options.

                              SECTION 16 REPORTING

     Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the SEC and the securities exchange on which the equity securities are registered or traded. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended December 30, 2001. Based on information contained in their Forms 3, 4 and 5, all directors, officers and beneficial holders of 10% of the Company's securities timely filed such reports during the fiscal year ended December 30, 2001 with the exception of a delinquent filing of Statements of Changes in Beneficial Ownership on Form 4 for William P. Perron.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has served as the Company's independent public accountants since 1993. In addition, during the Company's fiscal year ended December 30, 2001, Arthur Andersen LLP consulted with Kontron Mobile Computing on various matters and performed services for the Company for fees and expenses as follows:

     Audit Fees. Audit fees billed or expected to be billed to the Company by Arthur Andersen LLP for the audit of the Company's financial statements for the fiscal year ended December 30, 2001 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the last fiscal year totaled $58,000.

     Financial Information systems Design and Implementation Fees. There were no fees billed or expected to be billed to the Company by Arthur Andersen LLP for services provided during the last fiscal year for the design and implementation of financial information systems.

     All Other Fees. Fees billed or expected to be billed to the Company by Arthur Andersen LLP for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $14,450.

     The Audit Committee considered whether non-audit services provided by Arthur Andersen LLP during the last fiscal year were compatible with maintaining Arthur Andersen LLP's independence.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                                     GENERAL

     The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement which will be acted upon at the Annual Meeting. In the event that any other matters that are proposed after April 15, 2002 properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The following portions of the Company's Annual Report to Shareholders are incorporated herein by reference:

     (a) Management's Discussion and Analysis of Financial Condition and Results of Operations; and

     (b)  Form 10-K for the year ended December 30, 2001.

                              SHAREHOLDER PROPOSALS

     Any proposal by a shareholder to be presented at the annual meeting of shareholders to be held in 2003 which the shareholder intends to request be included in the Company's proxy statement must be received at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 before December 6, 2002. Any other proposals to be presented at the annual meeting of shareholders to be held in 2003 must be received in writing at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed to shareholders. Any such notice must contain the specific information required by the Company's Bylaws, a copy of which will be provided to any shareholder upon written request.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Thomas Sparrvik

                                        Thomas Sparrvik
                                        Chief Executive Officer

Dated: April 9, 2002

                         KONTRON MOBILE COMPUTING, INC.
                                 ANNUAL MEETING
                             Tuesday, May 21, 2002
                             3:00 p.m. Central Time
                        Minneapolis Marriott, Southwest
                               5801 Opus Parkway
                             Minnetonka, Minnesota





- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

KONTRON MOBILE COMPUTING, INC.
7631 Anagram Drive, Eden Prairie, MN 55344                                 Proxy
--------------------------------------------------------------------------------

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas Sparrvik and RoseMary Luebke, and each of them, with full power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kontron Mobile Computing, Inc. to be held on May 21, 2002, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

If no choice is specified, the proxy will be voted "FOR" each item.






                      See reverse for voting instructions.

There are three ways to vote your Proxy           +-----------------------+
                                                  | COMPANY #             |
Your telephone or Internet vote authorizes the    | CONTROL #             |
Named Proxies to vote your shares in the same +-----------------------+ manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK +++ EASY +++ IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 20, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
o    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/kmbc -- QUICK +++ EASY +++ IMMEDIATE
o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 20, 2002.
o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
o Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided, or return it to Kontron Mobile Computing, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

     If you vote by Phone or Internet, please do not mail your Proxy Card.

                            |                      |
                           \|/ Please detach here \|/
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.   Election of directors:   01 David C. Malmberg       04 Richard L. Poss
                              02 Pierre McMaster         05 Thomas Sparrvik
                              03 William P. Perron       06 Rudolf Wieczorek

                 [_] Vote FOR                 [_] Vote WITHHELD
                     all nominees                 from all nominees
                     (except as marked)

                  +------------------------------------------+
                  |                                          |
                  +------------------------------------------+

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM.

Address Change? Mark Box [_]
Indicate changes below:            Date
                                       ---------------------------------------

                                   +------------------------------------------+
                                   |                                          |
                                   +------------------------------------------+
                                   Signature(s) in Box
                                   Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.